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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 4, 2003

                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                    0-30483                 57-1094236
-------------------              -------                 ----------
(State or other           (Commission File Number)      (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina              29108
------------------------------------------              -----
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (803) 321-3200
                                                    --------------





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

      On December 4, 2003, DutchFork Bancshares, Inc. issued a press release announcing that the Company's annual meeting of stockholders will be held on February 5, 2004.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated December 4, 2003.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DUTCHFORK BANCSHARES, INC.



Date: December 4, 2003                 By: /s/ J. Thomas Johnson
                                           -------------------------------------
                                           J. Thomas Johnson
                                           President and Chief Executive Officer



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EXHIBIT 99.1      PRESS RELEASE